June 2020

Forward Looking Statements and Non-GAAP Measures In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, the degree and nature of our competition, legislative and regulatory changes, including changes to the Internal Revenue Code of 1986, as amended (the “Code”), and related rules, regulations and interpretations governing the taxation of REITs; and limitations imposed on our business and our ability to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. The calculation of implied equity value is derived from an estimated blended capitalization rate (“Cap Rate”) for the entire portfolio using the capitalization rate method. The estimated Cap Rate is based on recent Cap Rates of publically traded peers involving a similar blend of asset types found in the portfolio, which is then applied to Net Operating Income (“NOI”) of the company’s assets to calculate a Total Enterprise Value (“TEV”) of the company. From the TEV, we deduct debt and preferred equity and then add back working capital and the company’s investment in Ashford Inc. to derive an equity value. The capitalization rate method is one of several valuation methods for estimating asset value and implied equity value. Among the limitations of using the capitalization rate method for determining an implied equity value are that it does not take into account the potential change or variability in future cash flows, potential significant future capital expenditures, the intended hold period of the asset, or a change in the future risk profile of an asset. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Braemar Hotels & Resorts Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Our business has been and will continue to be materially adversely affected by the impact of, and the public perception of a risk of, a pandemic disease. In December 2019, a novel strain of coronavirus (COVID-19) was identified in Wuhan, China, which has subsequently spread to other regions of the world, and has resulted in increased travel restrictions and extended shutdown of certain businesses in affected regions, including in nearly every state in the United States. Since late February, we have experienced a significant decline in occupancy and RevPAR and we expect the significant occupancy and RevPAR reduction associated with the novel coronavirus (COVID-19) to likely continue as we are recording significant reservation cancellations as well as a significant reduction in new reservations relative to prior expectations. The continued outbreak of the virus in the U.S. has and will likely continue to further reduce travel and demand at our hotels. The prolonged occurrence of the virus has resulted in health or other government authorities imposing widespread restrictions on travel or other market impacts. The hotel industry and our portfolio have and we expect will continue to experience the postponement or cancellation of a significant number of business conferences and similar events. At this time those restrictions are very fluid and evolving. We have been and will continue to be negatively impacted by those restrictions. Given that the type, degree and length of such restrictions are not known at this time, we cannot predict the overall impact of such restrictions on us or the overall economic environment. In addition, even after the restrictions are lifted, the propensity of people to travel and for businesses to hold conferences will likely remain below historical levels for an additional period of time that is difficult to predict. We may also face increased risk of litigation if we have guests or employees who become ill due to COVID-19. As such, the impact these restrictions may have on our financial position, operating results and liquidity cannot be reasonably estimated at this time, but the impact will likely be material. Additionally, the public perception of a risk of a pandemic or media coverage of these diseases, or public perception of health risks linked to perceived regional food and beverage safety has materially further adversely affected us by reducing demand for our hotels. Currently, no vaccines have been developed, and there can be no assurance that an effective vaccine can be discovered in time to protect against a potential pandemic. These events have resulted in a sustained, significant drop in demand for our hotels and could have a material adverse effect on us. Prior to investing in Braemar, potential investors should carefully review Braemar’s periodic filings with the Securities and Exchange Commission, including, but not limited to, Braemar’s most current Form 10-K, Form 10-Q and Form 8-K’s, including the risk factors included therein. Company Presentation // June 2020 2

Management Team RICHARD J. STOCKTON DERIC S. EUBANKS, CFA JEREMY J. WELTER Chief Executive Officer & Chief Financial Officer Chief Operating Officer President . 23 years of hospitality . 20 years of hospitality . 15 years of hospitality experience experience experience . 4 years with the Company . 17 years with the Company . 10 years with the Company (5 years with the Company’s . 15 years with Morgan Stanley . 3 years with ClubCorp predecessor) Cornell School of Hotel CFA charterholder . . . 5 years with Stephens Administration BS . Southern Methodist University Investment Bank . University of Pennsylvania BBA . Oklahoma State University BS MBA Company Presentation // June 2020 3

Post COVID-19 Strategic Initiatives Conserve Liquidity Manage the Balance Sheet Return to Profitability Grow the Portfolio The Ritz-Carlton Sarasota Sarasota, FL Company Presentation // June 2020 4

2020 Q1 Hotel Operating Results Comparable Hotel Operating Results(1)(4) 2020 Q1 2019 Q1 % Variance ADR $ 345.88 $ 321.54 7.6% Occupancy 59.8% 75.5% (20.8)% RevPAR $ 206.90 $ 242.75 (14.8)% Total Hotel Revenue(2) $ 116,731 $ 130,697 (10.7)% Hotel EBITDA(2) $ 26,861 $40,283 (33.3)% Hotel EBITDA Margin 23.0% 30.8% (7.8)% COMPARABLE REVPAR(3)(4) COMPARABLE HOTEL EBITDA(3)(4) $145 $245 $142.1 $233 $235 $140 $226 $224 $136.7 $225 $219 $135 $215 $207 $130 $128.5 $126.9 $205 (In millions) (In $125 $195 $121.1 $120 $185 $175 $115 2016 2017 2018 2019 2020 2016 2017 2018 2019 2020 (1) Includes: Bardessono, Hotel Yountville, Ritz-Carlton St. Thomas, Pier House, Marriott Seattle Waterfront, Capital Hilton, Sofitel Chicago, Hilton Torrey Pines, Courtyard San Francisco “The Clancy”, The Notary Hotel, Park Hyatt Beaver Creek, Ritz-Carlton Lake Tahoe and Ritz-Carlton Sarasota (2) In thousands (3) As reported in Earnings Releases: 2016 as reported on 2/22/2017; 2017 as reported on 2/28/2018; 2018 as reported on 2/27/2019; 2019 as reported on 2/26/2020 ; 2020 Q1 TTM (4) Due to the economic effects of the COVID-19 pandemic on the Company, the lodging industry and the broader economy, the information provided should not be relied upon as an accurate representation of the current or future financial condition or performance of the Company. Company Presentation // June 2020 5

2020 Q1 Highlights and Results Quarter Highlights • Net loss attributable to common stockholders for the quarter was $15.5 million or $0.48 per diluted share. • Comparable RevPAR for all hotels decreased 14.8% to $206.90 during the quarter. • Adjusted funds from operations (AFFO) was $0.12 per diluted share for the quarter. • Adjusted EBITDAre was $18.5 million for the quarter. • Capex invested during the quarter was $7.5 million of the total $15-25 million in capex projected for FY 2020. • Common equity dividend suspended, preferred equity dividends paid. • $75 million drawn on corporate credit facility. • Board retainer fees reduced by 25%. Full Year Highlights ADJUSTED EBITDARE AFFO PER SHARE QUARTERLY DIVIDEND PER SHARE $125 $121.5 $2.00 $0.80 $119.3 $120 $1.60 $115 $111.1 $0.34 $0.31 $109.1 $0.15 $0.16 $0.16 $110 $0.27 $105.2 $1.20 $0.38 $0.34 $105 $0.37 $0.29 $0.40 $0.12 $0.16 $0.16 $100 $0.80 $0.56 $0.10 (In millions) (In $95 $0.60 $0.50 $0.12 $0.42 $0.16 $0.16 $0.10 $90 $0.40 $0.12 $85 $0.39 $0.46 $0.46 $0.44 $0.10 $0.16 $0.16 $0.10 $80 $0.00 $0.12 $0.00 $0.05 2016 2017 2018 2019 2020(1) 2016 2017 2018 2019 2020 2016 2017 2018 2019 2020 (1) TTM Q1 2020 Company Presentation // June 2020 6

High Quality Assets Situated in High Barrier Leisure and Urban Markets Hotel Yountville The Ritz-Carlton Lake Tahoe Marriott Seattle Waterfront Sofitel Chicago Magnificent Mile The Notary Hotel Yountville, CA Truckee, CA Seattle, WA Chicago, IL Philadelphia, PA Bardessono Hotel & Spa Capital Hilton Yountville, CA Washington, D.C. Courtyard San Francisco “The Clancy”1 The Ritz-Carlton Sarasota San Francisco, CA Sarasota, FL Pier House Resort Key West, FL Hilton La Jolla Torrey Pines Park Hyatt Beaver Creek Pier House Resort & Spa The Ritz-Carlton St. Thomas La Jolla, CA Beaver Creek, CO Key West, FL St. Thomas, USVI 1 Announced repositioning to “The Clancy” // Autograph Collection by Marriott Company Presentation // June 2020 7

Portfolio Detail Portfolio Status Number of Planned Core Assets Location Market Type Rooms Re-Opening(2) Bardessono Napa Valley, CA Drive-to Leisure 65 Jun-08 Hotel Yountville Napa Valley, CA Drive-to Leisure 80 Jun-08 Ritz-Carlton St. Thomas St. Thomas, USVI Fly-to Leisure 180 Jun-15 Pier House Key West, FL Drive-to Leisure 142 Jun-01 Park Hyatt Beaver Creek Beaver Creek, CO Drive-to Leisure 190 Jun-12 Marriott Seattle Waterfront Seattle, WA Urban 361 Jun-11 Capital Hilton Washington, D.C. Urban 550 Jul-01 Sofitel Chicago Magnificent Mile Chicago, IL Urban 415 Jun-11 The Notary Hotel Philadelphia, PA Urban 499 -- Hilton Torrey Pines La Jolla, CA Drive-to Leisure 394 May-29 Ritz-Carlton Sarasota Sarasota, FL Drive-to Leisure 266 -- Ritz-Carlton Lake Tahoe Truckee, CA Drive-to Leisure 170 Jun-19 Total Core 3,312 Non-Core Assets Courtyard San Francisco Downtown(1) San Francisco, CA Urban 410 Jul-01 Total Non-Core 410 Total Portfolio 3,722 (1) Announced repositioning to ”The Clancy” // Autograph Collection by Marriott (2) Re-opening dates are based on best available, current information and are subject to change Company Presentation // June 2020 8

EBITDA Contribution by Brand and Class 2020 Q1 TTM Hotel EBITDA by Brand(1) 2020 Q1 TTM Hotel EBITDA by Class(1) 0% 0% 5% 7% 23% 10% 47% 53% 17% 21% 17% Ritz-Carlton Hilton Autograph Independent Luxury Upper Upscale Marriott Park Hyatt Sofitel 2020 Q1 TTM Room Revenue(1) 1% 24% 75% Group Transient Contract (1) Comparable TTM as of 03/31/2020, see appendix for a reconciliation of TTM hotel net income (loss) to hotel TTM EBITDA; pro forma for Autograph conversion of Courtyard San Francisco conversion scheduled to be complete Q3 2020 Company Presentation // June 2020 9

Current Liquidity(1) CASH POSITION CASH & CASH EQUIVALENTS $142M RESTRICTED CASH $45M TOTAL CASH $187M MONTHLY CASH UTILIZATION SUSPENDED HOTEL 73% 44% OPERATIONS $10M CAD AFFO PAYOUT RATIO(3) PAYOUT RATIO(1)(3) INTEREST EXPENSE $3M G&A /ADVISORY FEES $1.3M Company Presentation // June 2020 10 (1) As of 03/31/20

Conservative Capital Structure Prudent Use of Debt Target Leverage Overview Gross Assets Non-recourse debt lowers risk profile Floating-rate debt provides a natural hedge to hotel cash flows and maximizes flexibility 45% in all economic environments Proactive strategy to opportunistically Net Debt refinance loans and extend maturities Long-standing lender relationships 1 The use of debtGross potentially Assets increases BHR’s returns,Net Debtas well as the risk associated with the investment Company Presentation // June 2020 11

Debt Maturities OVERVIEW 2022 1.5x 3.3% NEXT HARD DEBT WEIGHTED AVG. FCCR(1) MATURITY INTEREST RATE(1) Laddered debt maturities(1)(2) 500 400 300 200 $446.5 $435.0 100 $0.5 $159.5 (In millions)(In $98.5 0 $0.0 The Notary Hotel Fixed-Rate Floating-Rate (1) As of 03/31/2020 (2) Assumes extension options are exercised Company Presentation // June 2020 12

Portfolio Well Positioned for Ramp Up Strategic 2018/2019 Initiatives Position Braemar for Ramp Up in 2021 Beach Improvement Villa Construction Completed 2019 Completed 2019 Ritz-Carlton Sarasota Bardessono Hotel & Spa Autograph Conversion Hurricane Recovery Completed 2019 Completed 2019 Ritz-Carlton St. The Notary Hotel Thomas Lobby Renovation Autograph Conversion Completed 2019 Completing Q3 2020 Park Hyatt Beaver Creek Courtyard San Francisco Company Presentation // June 2020 13

Highly Aligned Management Team 14.5% Management has significant personal wealth invested in the Company 3.3x Insider ownership 3.4x higher than REIT industry average $19M Total dollar value of insider ownership (as of 5/29/2020) 20.0% 18.2% 18.0% Highly-aligned management team is among 16.0% highest insider equity ownership of publicly- 14.5% traded Hotel REITs 14.0% 12.9% 12.0% 10.0% 8.0% 6.5% 6.0% 4.4% 4.2% 4.0% 2.6% 1.9% 1.6% 2.0% 1.4% 1.2% 1.2% 1.0% 0.6% 0.0% AHT BHR HT APLE Peer Avg. CLDT INN XHR RLJ PEB HST SHO DRH PK REIT Avg includes: AHT, HT, APLE, CLDT, CHSP, RLJ, PEB, INN, HST, DRH, SHO, XHR, PK Source: Proxy and Company filings Company Presentation // June 2020 14

Key Takeaways Conserve Liquidity Manage the Balance Sheet Return to Profitability Grow the Portfolio The Ritz-Carlton Sarasota Sarasota, FL Company Presentation // June 2020 15

Appendix

Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA In thousands except room and per room data Three Months Ended Three Months Ended Three Months Ended Three Months Ended TTM Ended March 31, 2020 December 31, 2019 September 30, 2019 June 30, 2019 March 31, 2020 Net income (loss) $ (2,046) $ 31,519 $ 9,196 $ 12,770 $ 51,439 Non-property adjustments - (26,320) 1,441 (9) (24,888) Interest income (62) (69) (79) (77) (287) Interest expense 4,906 5,210 4,829 4,965 19,910 Amortization of loan cost 282 309 229 209 1,029 Depreciation and amortization 18,338 18,310 16,831 18,474 71,953 Income tax expense (benefit) 335 (173) (78) 422 506 Non-hotel EBITDA ownership expense 4,970 1,277 1,048 1,395 8,690 Hotel EBITDA including amounts attributable to noncontrolling interest 26,723 30,063 33,417 38,149 128,352 Less: EBITDA adjustments attributable to consolidated noncontrolling interest (957) (1,520) (1,545) (2,527) (6,549) Hotel EBITDA attributable to the Company and OP unitholders $ 25,766 $ 28,543 $ 31,872 $ 35,622 $ 121,803 Non-comparable adjustments 138 (87) (25) 150 176 Comparable hotel EBITDA $ 26,861 $ 29,976 $ 33,392 $ 38,299 $ 128,528 Company Presentation // June 2020 17

Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre In thousands Three Months Ended Three Months Ended Three Months Ended Three Months Ended TTM Ended March 31, 2020 December 31, 2019 September 30, 2019 June 30, 2019 March 31, 2020 Net income (loss) $ (15,387) $ 17,095 $ (8,954) $ (5,623) $ (12,869) Interest expense and amortization of loan costs 11,897 12,613 13,646 14,055 52,211 Depreciation and amortization 18,338 18,121 16,831 18,474 71,764 Income tax expense (benefit) 1,370 271 155 411 2,207 Equity in (earnings) loss of unconsolidated entity 40 50 48 51 189 Company's portion of EBITDA of OpenKey (39) (48) (50) (48) (185) EBITDA 16,219 48,102 21,676 27,320 113,317 Gain (loss) on insurance settlement, disposition of assets and sale of hotel property — (26,319) 1,163 (9) (25,165) EBITDAre 16,219 21,783 22,839 27,311 88,152 Amortization of fav orable (unfav orable) contract assets (liabilities) 207 285 129 118 739 Transaction and conv ersion costs 491 893 506 235 1,933 Other (income) expense 138 13,577 114 139 13,968 Write-off of loan costs and exit fees — — 335 — 335 Unrealized (gain) loss on inv estments — (13,262) 1,471 4,626 (7,165) Unrealized (gain) loss on deriv ativ es (1,156) 131 754 (654) (925) Non-cash stock/unit-based compensation 1,985 2,035 2,359 2,021 8,400 Legal, adv isory and settlement costs 613 93 203 75 1,069 Adv isory serv ices incentiv e fee — (77) (132) (1,105) (1,314) Company's portion of adjustments to EBITDAre of OpenKey 3 3 4 7 17 Adjusted EBITDAre $ 18,500 $ 25,461 $ 28,582 $ 32,773 $ 105,209 Company Presentation // June 2020 18